UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2022

Zymeworks Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38068	98-1398788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 540, 1385 West 8th Avenue, Vancouver, British Columbia, Canada	V6H 3V9
(Address of principal executive offices)	(Zip Code)

(604) 678-1388

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	ZYME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 19, 2022, Zymeworks Inc. (the “Company”) announced certain information relating to the Company’s financial condition as of December 31, 2021, including its preliminary and unaudited estimate of cash, cash equivalents and short-term investments of approximately $250.0 million and its expectations that such cash, cash equivalents and short-term investments are anticipated to fund the Company’s current operations through at least late 2022 (such information, the “Financial Condition Information”). The Financial Condition Information is set forth in a press release issued by the Company on January 19, 2022 as the first paragraph under the caption “Updated Financial Position”, a copy of which press release is attached hereto as Exhibit 99.1. The press release is incorporated herein by reference, except for the Financial Condition Information, which information is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange act, except as expressly set forth by specific reference in such filing.

On January 19, 2022, the Company filed this press release with the Canadian securities regulatory authorities on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com.

ITEM 2.05	COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On January 15, 2022, the Company authorized a restructuring of the Company’s workforce (the “Restructuring”), with a target of reducing employee headcount by at least 25% across the organization by the end of 2022. The Company took these steps as part of its renewed focus on achieving its key strategic priorities and to help create a more cost-efficient organization in order to execute on its strategic priorities. The Company expects to substantially complete the Restructuring by December 31, 2022. At this time, the Company is unable to make a good faith determination of an estimate or a range of estimates as required by paragraphs (b), (c) and (d) of Item 2.05 of Form 8-K with respect to the Restructuring. The Company will file an amendment to this Current Report on Form 8-K promptly after it makes such a determination.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Departure of Executive Officers

In connection with the Restructuring, effective January 19, 2022, the Company terminated the employment of Dr. Anthony Polverino, Executive Vice President, Early Development & Chief Scientific Officer. Pursuant to the terms of Dr. Polverino’s employment agreement with the Company, effective September 17, 2018 (the “Polverino Employment Agreement”), subject to Dr. Polverino’s execution and non-revocation of a release of claims in a form acceptable to the Company, Dr. Polverino is entitled to certain post-termination benefits, consisting of payment of 12 months of his current annual base salary ($440,800) and continuation of benefits for 12 months.

Also in connection with the Restructuring, effective January 19, 2022, the Company terminated the employment of Ms. Kathryn O’Driscoll, Chief People Officer. Pursuant to the terms of Ms. O’Driscoll’s employment agreement with the Company, effective October 14, 2019 (the “O’Driscoll Employment Agreement”), subject to Ms. O’Driscoll’s execution and non-revocation of a release of claims in a form acceptable to the Company, Ms. O’Driscoll is entitled to certain post-termination benefits, consisting of payment of 12 months of her current annual base salary ($360,500) and continuation of benefits for 12 months.

Completion of Chief Executive Officer Transition

As previously reported on the Company’s Current Report on Form 8-K filed on January 5, 2022, the board of directors (the “Board”) appointed Mr. Kenneth Galbraith, age 59, as President, Chief Executive Officer and Chair of the Board of the Company, effective upon his commencement of employment with the Company. Mr. Galbraith’s employment with the Company commenced on January 15, 2022 (the “Start Date”). Effective as of the Start Date and in connection with Mr. Galbraith’s appointment, Dr. Ali Tehrani resigned from the positions of President and Chief Executive Officer and as a member of the Board. Also effective as of the Start Date, Ms. Lota Zoth, the previous Chair of the Board, was appointed as the Board’s lead independent director. For additional information regarding Mr. Galbraith’s and Ms. Zoth’s appointments and Dr. Tehrani’s resignation and the compensatory arrangements related thereto, please refer to the Company’s Current Report on Form 8-K and the exhibits thereto, filed with the Securities and Exchange Commission on January 5, 2022.

ITEM 8.01	OTHER EVENTS

Also in connection with the Restructuring, effective January 19, 2022, the Company terminated the employment of Mr. James Priour, Chief Commercial Officer.

On January 19, 2022, the Company issued a press release announcing a corporate update on its strategic priorities and the Restructuring. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference, except for the Financial Condition Information, which information is furnished as described under Item 2.02.

On January 19, 2022, the Company filed a material change report with Canadian securities regulators regarding the corporate update on its strategic priorities and the Restructuring. A copy of this material change report is attached as Exhibit 99.2 hereto.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are identified by such words as “believe,” “expect,” “anticipate” and words of similar import and are based on current expectations that involve risks and uncertainties, such as the Company’s plans, objectives, expectations and intentions. All statements other than historical or current facts are forward-looking statements, including, without limitation, statements about the Restructuring, including the expected timing until completion, magnitude of employee headcount reduction, anticipated cost savings, and the terms and conditions, and accounting impact, of any agreements with departing executives. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. These statements, like all statements in this report, speak only as of their date.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated January 19, 2022.

99.2	Material Change Report dated January 19, 2022

104	Cover Page Interactive Data File (embedded as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS INC.
(Registrant)

Date: January 19, 2022	By:	/s/ Neil A. Klompas
	Name:	Neil A. Klompas
	Title:	Chief Operating Officer and Chief Financial Officer

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